                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): NOVEMBER 14, 2005
                                                         -----------------

                              CELANESE CORPORATION
                              --------------------
             (Exact Name of Registrant as specified in its charter)

          DELAWARE                       001-32410               98-0420726
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(State or other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                   Number)             Identification No.)

                 1601 WEST LBJ FREEWAY, DALLAS, TEXAS 75234-6034
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 901-4500
                                                           --------------

                                 NOT APPLICABLE
                              --------------------
         (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On November 14, 2005, Celanese Corporation and Blackstone Crystal Holdings
Capital Partners (Cayman) Ltd. 1, Blackstone Capital Partners (Cayman) Ltd. 2,
Blackstone Capital Partners (Cayman) Ltd. 3, together with their respective successors and permitted assigns, and BA Capital Investors Sidecar Fund, L.P., entered into Amendment No. 1 (the "Amendment") to the Third Amended and Restated
Shareholders' Agreement (the "Shareholders Agreement") to extend the conditional expiration date of the Shareholders Agreement from November 15, 2005 to December
15, 2005. The Amendment is filed as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     Exhibit Number      Description
     99.1                Amendment No. 1 to the Third Amended and Restated
                         Shareholders' Agreement dated November 14, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CELANESE CORPORATION

                                         By: /s/ John J. Gallagher III
                                             -----------------------------------
                                             Name:  John J. Gallagher III
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

Date: November 17, 2005

                                  EXHIBIT INDEX

     Exhibit Number    Description
     99.1              Amendment No. 1 to the Third Amended and Restated
                       Shareholders' Agreement dated November 14, 2005